UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 15, 2008
(Date of earliest event reported)

NEXTPHASE WIRELESS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-27339	88-0343832
(State of Other Jurisdiction Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

300 S. Harbor Boulevard, Suite 500, Anaheim, California 92805
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (714) 765-0010
________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CAR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CAR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CAR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

SECTION 1 -- REGISTRANT’S BUSINESS AND OPERATIONS

Item 8.01	Other Events

On January 15, 2008, NextPhase Wireless, Inc. (the “Company”) received confirmation from the Federal Communications Commission (FCC) that their application for a nationwide license to provide WiMAX wireless services in the newly released 3.65 GHz band (3650-3700 MHz) had been approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEXTPHASE WIRELESS, INC.

Date: January 18, 2008	By:	/s/ Robert M. Ford
Robert M. Ford President / Chief Executive Officer